Exhibit 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement (No. 333-144336) on Form S-1 of CVD Equipment Corporation of our report dated March 24, 2008 relating to our audit of the consolidated financial statements which, appear in the Annual Report on Form 10-KSB of CVD Equipment Corporation for the year ended December 31, 2007.



                                          /s/Moore Stephens, P.C.
                                          ------------------------------------
                                          MOORE STEPHENS, P.C.
                                          Certified Public Accountants


Cranford, New Jersey
March 27, 2008